UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): February 4, 2025

reAlpha Tech Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-41839	86-3425507
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

6515 Longshore Loop, Suite 100, Dublin, OH 43017

(Address of principal executive offices and zip code)

(707) 732-5742

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	AIRE	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

2025 Short-Term Incentive Plan

On February 4, 2025, the compensation committee (the “compensation committee”) of the board of directors (the “Board”) of reAlpha Tech Corp. (the “Company”) approved the Company’s 2025 Short-Term Incentive Plan (the “STIP”) providing for quarterly awards of performance-based restricted stock units (the “Awards”) granted under the Company’s 2022 Equity Incentive Plan, as amended, a successor or replacement plan adopted by the Board and approved by the stockholders of the Company, or outside of an equity incentive plan, as determined by the compensation committee, in its discretion, to be granted to the Company’s executive officers and/or other participating employees and consultants selected by the compensation committee. The compensation committee established the STIP to drive revenue growth and profitability, help focus key employees on building stockholder value, provide significant award potential for achieving outstanding Company performance, and enhance the ability of the Company to attract and retain highly talented individuals.

Under the STIP, participants may earn Awards based on the Company’s achievement of certain pre-determined quarterly performance targets for three different performance target categories for each fiscal quarter. These performance targets will be approved by the compensation committee at the beginning of each fiscal year but may be adjusted on a fiscal quarterly basis at the compensation committee’s sole discretion during the fiscal year depending on the Company’s results. The quarterly performance targets consist of (i) the amount of organic revenue for the quarter; (ii) the number of brokerage transactions consummated by the Company’s in-house brokerage firm for the fiscal quarter; and (iii) the quality of acquisitions consummated by the Company during the fiscal quarter, which quality determination will be determined at the sole discretion of the compensation committee based on the compensation committee’s evaluation of the acquisitions’ fit with the Company’s business model.

Each performance target category is weighted differently based on the participant’s position with the Company, and the achievement of the goals for each performance target category is determined independently of the others. The weight of each performance target category for each participant will be set by the compensation committee at the beginning of each fiscal year, subject to change by the compensation committee on a fiscal quarterly basis depending on the Company’s results. Further, the percentage of the participant’s base salary that will be used in determining the Awards, if any, will also be set by the compensation committee at the beginning of each fiscal year based on the participant’s position with the Company.

The performance target category weights, and applicable percentage of base salary used in determining any Awards, for the Company’s executive officers for the fiscal year ending December 31, 2025, was set by the compensation committee as set forth below:

Name	Title	Organic Revenue	Brokerage Transactions	Acquisitions	Percentage of Base Salary Used to Determine Awards
Giri Devanur	Chief Executive Officer and Chairman	50%	20%	30%	100%
Michael J. Logozzo	Chief Operating Officer and President	50%	30%	20%	100%
Piyush Phadke	Chief Financial Officer	50%	10%	40%	100%
Jorge Aldecoa	Chief Product Officer	20%	70%	10%	100%

For each fiscal quarter, the Awards earned by each participant for each performance target category will be equal to the percentage of the goal for such performance target category that is achieved by the Company multiplied by the participant’s Target Award (as defined below) for such performance target category for the fiscal quarter, up to a maximum of 500% of the participant’s Target Award. For each participant, the “Target Award” for a particular performance target category for a given fiscal quarter will be equal to the applicable percentage of the participant’s base salary used to determine the Awards for such participant multiplied by (i) the weight of such performance target category and (ii) the participant’s base salary for the applicable fiscal quarter.

The Awards earned in a fiscal quarter, if any, will vest as follows: (i) 50% will vest on the date that is 12 months from the date of grant, (ii) 12.5% will vest on the date that is 15 months from the date of grant, (iii) 12.5% will vest on the date that is 18 months from the date of grant, (iv) 12.5% will vest on the date that is 21 months from the date of grant and (v) 12.5% will vest on the date that is 24 months from the date of grant. The date of grant of the Awards for a given fiscal quarter will be 30 calendar days after the last calendar day of such fiscal quarter, or if such date is a non-Trading Day (as  defined in the STIP), the Trading Day immediately prior to such date of grant. The vesting of the Awards is subject to the participant’s compliance with the terms of the STIP, including, among other things, the participant’s continued service to the Company (or an affiliate) in accordance with the terms of the participant’s employment agreement through each applicable vesting date. The Company believes that the Awards will further align the Company’s executive officers’ and other participating employees’ interests with those of the Company’s stockholders, while serving as a key retention mechanism over the long-term. All Awards will be subject to the Company’s clawback policy.

The foregoing description of the STIP is not complete and is qualified in its entirety by reference to the full text of the STIP, a copy of which is attached hereto as Exhibit 10.1, and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
10.1	2025 Short Term Incentive Plan.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 10, 2025	reAlpha Tech Corp.

	By:	/s/ Giri Devanur
Giri Devanur
Chief Executive Officer

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